UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
July 26, 2006
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 0-28930
ROADHOUSE GRILL, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Florida (State Or Other Jurisdiction Of Incorporation Or Organization)	65-0367604 (IRS Employer Identification No.)
2703-A Gateway Drive
Pompano Beach, Florida 33069
(Address Of Principal Executive Offices)
(954) 957-2600
Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation
On July 26, 2006, Roadhouse Grill, Inc. (the “Company”) entered into a Second Amendment to Second Amended and Restated Loan Agreement with Berjaya Group (Cayman) Limited (“Berjaya”) pursuant to which Berjaya agreed to provide the Company with up to an additional $2.6 million in financing. The new loan is in addition to the $5.0 million that Berjaya has funded to the Company since August 2005. The Company will use the proceeds of the new loan for working capital in the Company’s business. Borrowings under the Berjaya loans bear interest at the rate of 10% per annum, are secured by a lien on all of the assets of the Company, and mature on December 31, 2006.
Copies of the agreements with respect to the new Berjaya loan are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and the descriptions above are qualified in their entirety by reference to such agreements.
Item 5.01. Other Material Events
Item 5.02. Departure of Directors & Principal Officers, Election of Directors, Appointment of Principal Officers
The Company’s Annual Report on Form 10-K for the 2006 fiscal year (the “2006 Report”) was due on July 30, 2006. During fiscal 2006, the Company entered into an agreement with Steakhouse Partners, Inc., which transaction did not close as anticipated. Furthermore, Grant Thornton, LLP, the Company’s registered independent public accounting firm, recently resigned. The Company is in the process of retaining another registered independent public accounting firm. In addition, the Company’s Chief Financial Officer, Michael C. Brant, resigned on June 23, 2006 to pursue other employment opportunities. Mr. Brant’s resignation did not involve any disagreements over matters of accounting principles or practices or financial statement disclosure.
All of these matters have caused the Company to be late in the filing of its 2006 Report. The Company intends to file the 2006 Report as soon as its audit of the 2006 financial statements is completed.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

10.1	Second Amendment to Second Amended and Restated Loan Agreement dated effective July 26, 2006, by and between Roadhouse Grill, Inc. and Berjaya Group (Cayman) Limited

10.2	Fourth Amended and Restated Line of Credit Promissory Note dated effective July 26, 2006, by Roadhouse Grill, Inc. in favor of Berjaya Group (Cayman) Limited

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROADHOUSE GRILL, INC.
By:	/s/ Ayman Sabi
Ayman Sabi
President and Chief Executive Officer

Dated: August 3, 2006

Index to Exhibits

10.1	Second Amendment to Second Amended and Restated Loan Agreement dated effective July 26, 2006, by and between Roadhouse Grill, Inc. and Berjaya Group (Cayman) Limited

10.2	Fourth Amended and Restated Line of Credit Promissory Note dated effective July 26, 2006, by Roadhouse Grill, Inc. in favor of Berjaya Group (Cayman) Limited

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